
 1717 K Street, NW, Suite 707

 Washington, DC  20006-1504

 Telephone (202) 331-8055

 Fax (202) 331-8190

 TIN: 52-6220193

 Participant I.D.: BTT027

 TIN: 52-6127745

 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                      February  1, 1999 - February 28, 1999
                                                   Transactions
                                                      Market Value    Units
this        Total        Investment
  Date         Description        Dollar Amount        per Unit
Transaction        Units         Balance
 02/01/99   Beginning Balance                          $1,115.9868
     40,620.1288  $45,331,527.56

 02/28/99   Income of $5.7496/unit    233,548.58
 02/28/99   Reinvestment of Income    233,548.58        1,094.1590
213.4503     40,833.5791   44,678,428.07

 02/28/99   Ending Balance                             $1,094.1590
     40,833.5791  $44,678,428.07

                                             Monthly Income Per Unit

                    Ordinary Income    Capital Gains     Operating Expenses
 Net Income

                     $6.0776870107      0.0000000000       (0.3281094984)
5.7495775123


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year     3-Year
5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross        -1.41%     -0.14%     6.34%      8.17%
8.27%      9.81%         --

  Trust Time-Weighted, Net          -1.44%     -0.24%     5.93%      7.71%
7.78%      9.29%         --

  Participant Dollar-Weighted, Net  -1.44%     -0.24%     5.93%      7.70%
7.76%      9.13%          9.33%

<F1>
                              Note:  Returns greater than one year are
annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at redemption than at original purchase.